Earnings Per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
Earnings Per Share
Earnings Per Share
Basic and diluted earnings per common share ("EPS") are calculated as follows:

(In thousands, except per share amounts)	2011	2010	2009
Income from continuing operations	$56,836	$60,623	$91,208
Loss from discontinued operations	—	(3,268)	(717)
Net income	$56,836	$57,355	$90,491

Weighted average common shares outstanding (used to calculate basic EPS)	45,541	45,003	44,607
Stock options and other stock awards	745	847	641
Weighted average common shares outstanding (used to calculate diluted EPS)	46,286	45,850	45,248

Continuing operations	$1.25	1.34	2.05
Discontinued operations	—	(0.07)	(0.02)
Earnings per common share – basic	$1.25	1.27	2.03

Continuing operations	$1.23	$1.32	$2.02
Discontinued operations	—	(0.07)	(0.02)
Earnings per common share – diluted	$1.23	$1.25	$2.00
The assumed conversions to common stock of the company's warrants, stock options, other stock awards and 4.25% Convertible Senior Notes due 2016 ("Convertible Notes") are excluded from the diluted EPS computations for periods in which these items, on an individual basis, have an anti-dilutive effect on diluted EPS. In 2011, 2010 and 2009, the effect of the conversion of the Convertible Notes would have been anti-dilutive because the average trading price of the common stock was below the initial conversion price of $22.45 per share. Additionally, shares were excluded from the diluted EPS calculation related to restricted stock, stock options and long term incentive plans because they were anti-dilutive. These excluded shares were 1.5 million, 1.5 million, and 2.0 million for 2011, 2010 and 2009, respectively.